STATEMENT OF INVESTMENTS
BNY Mellon Natural Resources Fund

June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.9%
Agricultural Products - 3.3%
Bunge	199,973		15,627,890
Commodity Chemicals - 1.5%
Tronox Holdings, Cl. A	313,805		7,029,232
Construction & Engineering - 1.7%
Fluor	448,493	[a,b]	7,938,326
Copper - 5.5%
First Quantum Minerals	432,721		9,973,249
Freeport-McMoRan	426,709		15,835,171
			25,808,420
Diversified Metals & Mining - 4.0%
Anglo American	341,573		13,572,503
MP Materials	150,032	[a,b]	5,530,179
			19,102,682
Electric Utilities - 2.4%
Enel	841,138		7,811,475
Orsted	25,101	[c]	3,522,245
			11,333,720
Electrical Components & Equipment - 1.1%
Array Technologies	120,227	[a,b]	1,875,541
Stem	96,267	[a,b]	3,466,575
			5,342,116
Environmental & Facilities Services - 2.4%
Clean Harbors	52,088	[b]	4,851,476
Covanta Holding	372,330		6,556,731
			11,408,207
Fertilizers & Agricultural Chemicals - 14.2%
CF Industries Holdings	426,115		21,923,617
Corteva	391,274		17,353,002
Nutrien	141,419		8,571,406
The Mosaic Company	605,263		19,313,942
			67,161,967
Gold - 10.6%
Alamos Gold, Cl. A	1,053,793		8,061,516
Coeur Mining	1,160,010	[b]	10,300,889
Kinross Gold	2,807,885		17,804,111
Newmont	216,419		13,716,636
			49,883,152
Heavy Electrical Equipment - .3%
Nel	691,825	[a,b]	1,613,427

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.9% (continued)
Holding Companies-Divers - .3%
Peridot Acquisition, Cl. A		122,283	[a,b]	1,489,407
Integrated Oil & Gas - 6.9%
Equinor		573,052		12,125,063
Occidental Petroleum		650,274		20,334,068
				32,459,131
Oil & Gas Exploration & Production - 26.6%
CNX Resources		331,522	[a,b]	4,528,591
Comstock Resources		901,695	[a,b]	6,014,306
ConocoPhillips		361,968		22,043,851
Devon Energy		602,987		17,601,191
Diamondback Energy		83,579		7,847,232
EQT		847,867	[a,b]	18,873,519
Hess		250,706		21,891,648
Pioneer Natural Resources		113,094		18,380,037
Range Resources		508,860	[a,b]	8,528,494
				125,708,869
Oil & Gas Refining & Marketing - 12.6%
Marathon Petroleum		360,849		21,802,497
Phillips 66		197,380		16,939,152
Valero Energy		268,316		20,950,113
				59,691,762
Precious Metals & Minerals - 1.4%
Sibanye Stillwater		1,580,927		6,604,909
Renewable Electricity - 3.1%
NextEra Energy Partners		91,022		6,950,440
Sunnova Energy International		202,989	[a,b]	7,644,566
				14,595,006
Total Common Stocks (cost $362,944,473)				462,798,223
	1-Day Yield (%)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,050,060)	0.05	12,050,060	[d]	12,050,060

Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $15,239,985)	0.01	15,239,985	[d]	15,239,985
Total Investments (cost $390,234,518)		103.7%		490,088,268
Liabilities, Less Cash and Receivables		(3.7%)		(17,441,141)

Net Assets	100.0%	472,647,127

a Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $43,969,139 and the value of the collateral was $44,571,248, consisting of cash collateral of $15,239,985 and U.S. Government & Agency securities valued at $29,331,263.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2021, these securities were valued at $3,522,245 or .75% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Natural Resources Fund

June 30, 2021 (Unaudited)

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	462,798,223	-	-	462,798,223
Investment Companies	27,290,045	-	-	27,290,045

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At June 30, 2021, accumulated net unrealized appreciation on investments was $99,853,750, consisting of $108,346,264 gross unrealized appreciation and $8,492,514 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.